Exhibit 10.9
AMENDMENT NUMBER 8
TO AMENDED AND RESTATED LOAN AGREEMENT
          THIS AMENDMENT NUMBER 8, dated as of June 14, 2006 (this “Amendment”), to the Amended and Restated Loan Agreement, dated as of March 7, 2003 (as amended, modified, restated or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTMU CAPITAL CORPORATION (formerly BTM Capital Corporation) (“BTMCC”), a Delaware corporation, HSH NORDBANK AG, NEW YORK BRANCH (“HSH”), a banking institution duly organized and validly existing under the laws of Germany, WESTLB AG, a joint stock company duly organized and validly existing under the laws of Germany, acting through its NEW YORK BRANCH (“WestLB”), NIBC BANK N.V. (f/k/a NIB Capital Bank N.V.), a Naamloze Vennootschap (“NIBC”) and the other financial institutions from time to time party hereto (each, including Fortis, BTMCC, HSH, WestLB and NIBC, a “Lender” or “Co-Purchaser” and collectively, the “Lenders” or the “Co-Purchasers”) and West LB, as documentation agent (together with its successors and assigns in such capacity, the “Documentation Agent”).
W I T N E S S E T H:
          WHEREAS, the Borrower, Fortis, HSH and BTMCC have previously entered into the Loan Agreement, dated as of September 18, 2002 (the “Loan Agreement”), as amended and restated as of March 7, 2003, and subsequently amended by Amendment Number 1 thereto, dated as of October 15, 2003, Amendment Number 2 thereto, dated as of March 4, 2004, Amendment Number 3 thereto, dated as of April 30, 2004, Amendment Number 4 thereto, dated as of May 31, 2004, Amendment Number 5 thereto, dated as of June 15, 2004, Amendment Number 6 thereto, dated as of June 15, 2005, and Amendment Number 7 thereto, dated as of January 17, 2006;
          WHEREAS, the parties desire to further amend the Loan Agreement in order to make certain amendments to the Loan to Agreement (a) extend the Conversion Date from June 14, 2006 to September 30, 2006, and (b) amend the definition of “Eligible Container”, all upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
          SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

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Exhibit 10.9
          SECTION 3. Amendments to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof, Section 101 of the Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety:
     “Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) September 30, 2006 (as such date may be extended in accordance with Section 201(f)), and (ii) the date on which an Early Amortization Event initially occurs.”
     “Eligible Container: Any Container which shall comply with each of the following requirements as of the date indicated below:
     (i) Purchase Parameters. Such Container conformed, on the date of its original acquisition by the Borrower, with the Purchase Parameters in effect on such date of acquisition;
     (ii) Casualty Losses. Such Container shall not have suffered a Casualty Loss on such date of determination;
     (iii) Title. The Borrower shall have had good and marketable title to such Container, free and clear of all Liens other than Permitted Liens, on such date of determination;
     (iv) Maximum Concentration of Non-Monthly Lease Agreements. If such Container is on lease, then when considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all Eligible Containers then subject to a Lease for which rent is payable on other than a monthly basis shall not exceed five percent (5%) of the Aggregate Net Book Value;
     (v) Valid and Perfected Security Interest. The Security Agreement is effective to create in favor of the Agent a valid and perfected first security interest in such Container, subject only to Permitted Liens;
     (vi) Maximum Concentration of Refrigerated Containers. When considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all refrigerated Containers will not exceed an amount equal to forty percent (40%) of the then Aggregate Net Book Value;
     (vii) Specialized Containers. Each of the following: (A) When considered with all other Eligible Containers owned by the Borrower, (i) the sum of the Net Book Values of all Specialized Containers (including refrigerated Containers) will not exceed an amount equal to seventy-five percent (75%) of the then Aggregate Net Book Value and (ii) the sum of the Net Book Values of all Specialized Containers (other than refrigerated Containers) will not exceed an amount equal to forty percent (40%) of the then Aggregate Net Book Value, and (B) all Specialized Containers (other than rolltrailers) acquired by the Borrower after the Restatement Date shall be twenty feet (20’) long, forty feet (40’) long, or forty-five feet (45’) long;

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Exhibit 10.9
     (viii) Maximum Lessee Concentrations. If such Container is then on lease, then, when considered with all other Eligible Containers then on lease, the sum of the Net Book Values of all Eligible Containers then on lease to any single lessee will not exceed the following:
     (a) if such lessee is set forth on Exhibit E hereto, twelve percent (12%) of the then Aggregate Net Book Value; or
     (b) in all other instances not covered by clause (a), five percent (5%) of the then Aggregate Net Book Value;
     (ix) Maximum Concentration of Finance Leases. If such Container is then subject to the terms of a Finance Lease, then, when considered with all other Eligible Containers then on lease, the sum of the Net Book Values of all Containers subject to Finance Leases shall not exceed twenty (20%) of the then Aggregate Net Book Value;
     (x) Maximum Concentration of Non-USD Denominated Leases. When considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all Containers subject to Non-USD Denominated Leases will not exceed an amount equal to five percent (5%) of the then Aggregate Net Book Value;
     (xi) Compliance with ISO; Age; Term Lease. Each New Container acquired by the Borrower on or after the Restatement Date shall comply with all of the following: (A) be an ISO compliant Container (excluding any tank containers), (B) be less than twenty-four (24) months old as of the date of acquisition by the Borrower, and (C) when considered with all other Eligible Containers owned by the Borrower, at least seventy-five percent (75%) of such New Containers (based on the sum of the Net Book Values of all such New Containers) shall then be subject to a Term Lease; provided, that clauses (B) and (C) shall not apply to the acquisition by the Borrower of $73,750,101 of New Containers from Cronos Finance (Bermuda) Limited that occurred in August 2005;
     (xii) Purchase Price. The purchase price for any New Container acquired by the Borrower on or after the Restatement Date shall not exceed its then fair market value; and
     (xiii) Lessee Bankruptcy. If such Container is then subject to a Finance Lease, the related lessee is not, to the knowledge of the Borrower or the Manager, subject to bankruptcy, insolvency or similar proceedings.”
          SECTION 4. Representations, Warranties and Covenants.
          The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
          SECTION 5. Effectiveness of Amendment; Terms of this Amendment.

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Exhibit 10.9
          (a) This Amendment shall become effective as of the date first written above.
          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
          (d) Except as expressly amended or modified hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
          SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN

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Exhibit 10.9
FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
          SECTION 9. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
[Signature pages follow]

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Exhibit 10.9
          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By:	/s/ DENNIS J. TIETZ

Name: Dennis J. Tietz
Title: Director
Amendment No. 8 to A&R Loan Agt.

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Exhibit 10.9

FORTIS BANK (NEDERLAND) N.V.,
as Agent and a Lender

By:	/s/ MERIJN ZONDAG

Name: Merijn Zondag
Title: Managing Director

By:	/s/ B. A. EGBERINK

Name: B. A. Egberink
Title: Head of Corporate Credit Support
Amendment No. 8 to A&R Loan Agt.

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Exhibit 10.9

BTMU CAPITAL CORPORATION, as a Lender

By:	/s/ CHERYL A. BEHAN

Name: Cheryl A. Behan
Title: Senior Vice President
Amendment No. 8 to A&R Loan Agt.

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Exhibit 10.9

HSH NORDBANK AG, NEW YORK BRANCH,
as a Lender

By:	/s/ MATHIS SHINNICK

Name: Mathis Shinnick
Title: Executive Vice President

By:	/s/ LINH DUONG

Name: Linh Duong
Title: Vice President

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Exhibit 10.9

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/ CARYN SUFFREDINI

Name: Caryn Suffredini
Title: Director

By:	/s/ SALVATORE BATTINELLI

Name: Salvatore Battinelli
Title: Managing Director

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Exhibit 10.9

NIBC BANK N.V., as a Lender

By:	/s/ MAURICE L. WIJMANS

Name: Maurice L. Wijmans
Title: Associate Director

By:	/s/ AAT A. VAN RHIJN

Name: Aat A. van Rhijn
Title: Managing Director

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